UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 19, 2002

MEGO FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

NEW YORK	1-8645	13-5629885

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4310 Paradise Road, Las Vegas, NV		89109

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (702) 737-3700

Item 8. Change in Fiscal Year
SIGNATURES

MEGO FINANCIAL CORP.

FORM 8-K

February 19, 2002

Item 8. Change in Fiscal Year

     On February 19, 2002, the Board of Directors of Mego Financial Corp. (the “Company”) approved the change of the Company’s fiscal year end from August 31 to December 31. An Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and a Quarterly Report on Form 10-Q for the quarter ending March 31, 2002, will be filed with the Securities and Exchange Commission on or before May 20, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEGO FINANCIAL CORP.

Date: February 28, 2002	By:	/s/ Floyd W. Kephart

Name: Floyd W. Kephart Title: Chief Executive Officer